Exhibit 10.6

SERVICES AGREEMENT

This SERVICES AGREEMENT (this "Agreement"), entered into as of -----_________________(the "Effective Date"), is between D. E. Shaw India Private Limited, a company incorporated under the provisions of Indian Companies Act, 1956 and having its registered office at Plot No. 573, B & C, Road No. 1, Jubilee Hills, Hyderabad 500 096 ("DESIS") and DESRI Administrative Services, L.L.C., a Delaware corporation ("DESRI US") having its registered office at c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington DE 19801, United States.

WHEREAS, DESRI US desires to obtain certain services from DESIS on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, DESRI US and DESIS desire to memorialize their agreement for the provision of such services by DESIS to DESRI US;

NOW, THEREFORE, the parties to this Agreement (the “Parties," and each, a "Party") agree as follows:

1.	Services

a.
Description of Services. Pursuant to the terms of this Agreement, DESIS shall provide or shall cause to be provided, for the benefit of DESRI US, the services described in Schedule A and such other services as are agreed upon from time to time by the Parties in writing (the "Services"), including by execution of a subsequently numbered Schedule referencing this Agreement (e.g., Schedule B, Schedule C, etc.) (each, a "Schedule"). The Parties agree that acceptance of Services by DESRI US shall conclusively evidence DESRI US's agreement to receive such Services, notwithstanding that such Services may not be included or detailed on the applicable Schedule. In some cases, Services will require more comprehensive documentation. If that is the case, the Parties will enter into a mutually agreed statement of work referencing and incorporating the terms of this Agreement (each, a "Statement of Work").

b.
Independent Contractor. DESIS shall be an independent contractor as to DESRI US in performing the Services under this Agreement. DESIS shall have the authority to control and direct the performance of the Services DESIS provides subject to agreement between DESIS and DESRI US with respect to the nature and scope of the Services.

c.
Delegation. Nothing in this Agreement shall prevent DESIS from delegating its responsibility to perform Services to any Shaw-Related Entity or utilizing a third-party service provider to perform Services to the extent DESIS determines it is reasonably necessary to do so, and subject to the prior written consent of DESRI US in connection with such delegation or utilization, which consent shall not be unreasonably withheld.  The term "Shaw-Related Entity" is used herein to refer to D. E. Shaw & Co., L.P. ("DESCO L.P.");  D. E. Shaw & Co., L.L.C. ("DESCO L.L.C."); David E. Shaw; any entity directly or indirectly affiliated with DESCO L.P., with DESCO L.L.C., or with David E. Shaw; subsidiaries of and entities directly or indirectly controlled by DESCO L.P., DESCO L.L.C., and/or such affiliated entities; and investment vehicles to which investment management services are provided by any of the foregoing; provided, however, that the term “Shaw-Related Entity” shall not include any DESRI US-Related Entity (as defined in the following sentence). The term "DESRI US-ReIated Entity" is used herein to refer to DESRI US and any entity directly or indirectly controlled by DESRI Inc.

d.
Authority. Nothing in this Agreement shall require a Party to provide or accept any Services if such Party determines that providing or accepting such Services would violate applicable law, regulation, or duty.  For the purposes of this Agreement, “affiliates” of DESIS shall not include any DESRI US-Related Entity, and “affiliates” of DESRI US shall not include DESIS or any Shaw-Related Entity.

e.
Contractors / Subcontractors.  To the extent the responsibility for the performance of Services is delegated in accordance with clause (c), DESIS shall be responsible for (a) the performance of a delegate with respect to any delegated Service or portion thereof; and (b) entering into agreements with delegate on customary terms and relating to confidentiality.

f.
Service Standards.  The Parties acknowledge that DESIS had been providing the services described on Schedule A herein to the renewable energy department of D. E.  Shaw & Co., L.P. (DESCO) prior to date hereof. DESIS agrees to continue providing such services as described herein to DESRI US. Now therefore, provision of these services shall remain subject to the terms and conditions of this Agreement. For the avoidance of doubt, DESIS shall be free to hire and terminate its personnel and its contractors in its sole and absolute discretion; provided, however, that, to the extent practicable and permitted by applicable law, DESIS shall consult in good faith with DESRI US prior to hiring or terminating any employee providing a Service. DESIS shall be free to decide, in consultation with DESRI US, which individuals will provide any Service.  Without limiting the foregoing, DESIS shall not be obligated to, other than pursuant to the mutual agreement of the parties: (i) hire any additional employees, other than as reasonably requested by DESRI US; (ii) maintain the employment of any specific employee; (iii) purchase, lease or license any additional equipment, hardware, intellectual property or software, except to the extent (A) such software is reasonably necessary for the performance or receipt of a Service and (B) DESRI US agrees to solely bear the applicable cost and expense (subject to DESRI US’s prior written approval); (iv) upgrade, update, improve, enhance, modify, add or delete any software, hardware, equipment, databases or interfaces, or provide any training, in connection with the Services; or (v) perform or to cause to be performed any Service in a manner that is materially more burdensome to DESIS (with respect to service quality) than such services (or analogous services) provided by or on behalf of DESIS in the ordinary course of business with respect to DESRI US’s business during the 12-month period prior to the Effective Date, other than as a result of growth in DESRI US’s business or changes to DESRI US’ business as a result of its initial public offering.  Notwithstanding the foregoing, DESIS agrees that, during the term of this Agreement, the DESIS employees previously identified by DESRI and agreed upon by DESIS, while employed by DESIS, will continue to exclusively provide services to the DESRI US business and will not service any other DESCO LP business line without the prior written consent of DESRI US.  This list of employees may be updated by DESRI US, through written notice to DESIS, to reflect the additional names of persons who are subsequently hired by DESIS to exclusively provide services to the DESRI US business.  For the avoidance of doubt, services provided by or on behalf of DESIS relating to the separation of DESRI US and any related spin-out and corporate reorganization transactions (including any potential public offerings) shall not be deemed to be services provided in the ordinary course of business for purposes of this Agreement.

2.	Consideration.

a.
As consideration for DESIS's provision of the Services, DESRI US shall pay to DESIS (i) an amount equal to the fees set forth in the applicable Schedule; or (ii) such other amount(s) as the Parties may agree upon pursuant to Section 2(c) (collectively, the “Fees”).

b.	DESIS shall submit invoices to DESRI US for the Services rendered by DESIS on a monthly basis. DESRI US agrees to pay all sums due to DESIS within thirty (30) days from the receipt of invoice.

c.
The Parties may agree from time to time in writing to modify the consideration to be paid for some or all Services. The Parties agree that, in the absence of manifest error, payment of an amount for Services by DESRI US shall conclusively evidence DESRI US's agreement to such amount notwithstanding that such amount may not be included or detailed on the applicable Schedule.

d.
In the event that either DESIS or DESRI US requests a change in the amount or the type of Services to be provided under a Schedule, the Parties agree that they shall negotiate in good faith in such regard, including where applicable the appropriate modification of the Schedule (including, as appropriate, this Agreement).

e.
Notwithstanding Section 1(d) above, DESRI US shall pay DESIS for any Services provided by DESIS according to the terms hereof, even if such Services are not accepted by DESRI US, unless DESRI US provides written notification to DESIS of DESRI US's determination not to accept such Services before DESIS commences provision of such Services.

3.	Term and Termination

a.
This Agreement shall be deemed effective as of the Effective Date and will continue in effect until terminated as provided in this Section 3. Each Schedule shall begin on the Schedule Effective Date and will continue in effect until the end date set forth in such Schedule or until terminated as provided in this Section 3 or the applicable Schedule.

b.
This Agreement or any Schedule may be terminated by DESRI US: (i) at any time after the Effective Date upon written notice to DESIS upon a material default in DESIS's (or its designee's or designees') performance of the Services, which has not been cured within thirty (30) days after written notice thereof has been given to DESIS by DESRI US; or (ii) at DESRI US's convenience at any time after the Effective Date upon thirty (30) days' prior written notice to DESIS.

c.
This Agreement or any Schedule may be terminated by DESIS: (i) at any time after the Effective Date upon written notice to DESRI US upon a material default in DESRI US's obligations under this Agreement, which has not been cured within ninety (90) days after written notice thereof has been given to DESRI US by DESIS; or (ii) upon the transfer of DESIS personnel to a subsidiary of DESRI Inc. as contemplated by the registration statement of DESRI Inc. filed with the U.S. Securities and Exchange Commission.

d.	This Agreement or any Schedule may be terminated at any time after the Effective Date by the Parties to this Agreement in a writing signed by each of them.

4.	Liability and Indemnification.

a.
Authority. Each Party represents and warrants that (i) it has full power and authority to enter into this Agreement; (ii) this Agreement is duly authorized; (iii) this Agreement, once fully executed, shall be binding upon it in accordance with its terms; and (iv) its execution and delivery of, and performance under, this Agreement does not by itself constitute the breach of any other contractual obligation to which it is bound.

b.	Standard of Care. Each Party shall exercise good faith in carrying out its duties and satisfying its obligations provided in this Agreement.

c.
Limitation of Liability of Parties. Each Party shall be held harmless and shall not be liable pursuant to this Agreement to any person (i) for any act or omission, or losses arising from any act or omission, taken or omitted in connection with this Agreement or the Services, provided that a tribunal duly constituted pursuant to Section 7(b) has not rendered a final determination that such act or omission constitutes fraud or willful misconduct; (ii) for failure to perform an obligation under this Agreement where such failure is due to fire, flood, labor dispute, natural calamity, act of God, pandemic, insurrection, terrorist activities, or act of the government or for any other reason resulting from conditions beyond the reasonable control of such Party; or (iii) for consequential, exemplary, punitive, incidental, indirect, or special damages, or damages from loss of use, data, profits, business opportunities, or other economic advantages, or from failure to achieve cost savings, whether in contract, tort, or otherwise, even if such Party shall have actually known, have been advised in advance, have had reason to know, or otherwise was aware of the possibility of such damages, loss, or failure.

WITHOUT LIMITING ANY OTHER RESPONSIBILITIES OF DESRI US, DESRI US ACKNOWLEDGES THAT, NOTWITHSTANDING ANY SERVICES PROVIDED BY DESIS UNDER THIS AGREEMENT, DESRI US MAINTAINS COMPLETE RESPONSIBILITY FOR REVIEW OF ALL WORK PRODUCT AND DELIVERABLES PROVIDED BY DESIS THAT RELATE TO – AND DESIS ASSUMES NO RESPONSIBILITY OR LIABILITY IN RESPECT OF – DESRI US’S OR ANY AFFILIATE OF DESRI US’S INTERNAL CONTROLS, BOOKS AND RECORDS, REGULATORY COMPLIANCE (IN ANY JURISDICTION), DISCLOSURES OR FINANCIAL STATEMENTS, INCLUDING WITH RESPECT TO THE EFFECTIVENESS, ACCURACY OR COMPLETENESS THEREOF OR THE REASONABLENESS OF ANY ESTIMATES OR PROJECTIONS INCLUDED THEREIN.  FOR THE AVOIDANCE OF DOUBT, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, WITH RESPECT TO ANY SERVICE PROVIDED UNDER THIS AGREEMENT, DESIS SHALL HAVE NO LIABILITY FOR ANY CLAIM OR CAUSE OF ACTION RELATING TO (I) THE EFFECTIVENESS, ACCURACY OR COMPLETENESS OF THE INTERNAL CONTROLS OR BOOKS AND RECORDS OF DESRI US OR ANY OF DESRI US’S AFFILIATES OR (II) THE ACCURACY OR COMPLETENESS OF THE DISCLOSURES OR FINANCIAL STATEMENTS PROVIDED BY DESRI US OR ANY OF DESRI US’S AFFILIATES TO ANY INVESTOR OR ANY OTHER PERSON OR THE REASONABLENESS OF ANY ESTIMATES OR PROJECTIONS INCLUDED THEREIN.

TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, A PARTY’S MAXIMUM, CUMULATIVE AND SOLE LIABILITY TO THE OTHER PARTY FOR ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS AGREEMENT, THE SERVICES, OR SUCH PARTY’S, ITS AFFILIATES’ AND ITS AND THEIR THIRD PARTY PROVIDERS’ ACTS OR OMISSIONS IN CONNECTION WITH THIS AGREEMENT SHALL NOT EXCEED THE FEES PAID BY DESRI US TO DESIS PURSUANT TO THIS AGREEMENT DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE FIRST SUCH CLAIM OR CAUSE OF ACTION; PROVIDED THAT, WITH RESPECT TO ANY LIABILITY OF A PARTY PURSUANT TO THIS AGREEMENT THAT RELATES TO DATA PRIVACY OR CYBERSECURITY, IF SUCH PARTY, USING COMMERCIALLY REASONABLE EFFORTS AND EXERCISING GOOD FAITH, IS ABLE TO RECOVER AN AMOUNT GREATER THAN THE FOREGOING LIABILITY CAP FROM ITS APPLICABLE THIRD PARTY SERVICE PROVIDERS, SUCH PARTY SHALL PASS A PRO RATA PORTION OF SUCH EXCESS RECOVERY (NET OFF LITIGATION COST AND ATTORNEY’S FEE) THROUGH TO THE OTHER PARTY (BASED ON THE RELATIVE AMOUNT OF SUCH LIABILITY IN COMPARISON TO DAMAGES SUFFERED BY SUCH PARTY FOR WHICH SUCH RECOVERY IS OBTAINED). NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, NEITHER PARTY NOR ITS AFFILIATES, NOR ITS AND THEIR THIRD PARTY PROVIDERS SHALL HAVE ANY LIABILITY HEREUNDER FOR, AND DAMAGES SHALL NOT INCLUDE, ANY PUNITIVE, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES, OR DAMAGES CALCULATED BASED UPON LOST PROFITS, LOSS IN VALUE OR MULTIPLE OF EARNINGS.  ANY CLAIM OR CAUSE OF ACTION REQUESTING OR CLAIMING SUCH DAMAGES IS SPECIFICALLY WAIVED AND BARRED, WHETHER OR NOT SUCH DAMAGES WERE FORESEEABLE OR A PARTY WAS NOTIFIED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.  WITHOUT LIMITING THE FOREGOING, THE AMOUNT OF ANY DAMAGES PAYABLE BY ANY PARTY HEREUNDER SHALL BE NET OF ANY AMOUNTS RECOVERED BY SUCH PARTY UNDER APPLICABLE INSURANCE POLICIES OR FROM ANY OTHER PERSON OR ENTITY ALLEGED TO BE RESPONSIBLE THEREFOR.

d.
Limitation of Liability of Non-Parties. No person that is not a Party shall be liable pursuant to this Agreement for any act or omission, or losses arising from any act or omission, taken or omitted by such person in connection with this Agreement or the Services.

e.
No Recourse. The obligations of each Party arising under (or relating to) this Agreement shall be without recourse to any partner, member, or other owner of such Party; any controlling person of such Party or of any such partner, member, or owner; any successor to any such partner, member, owner, or controlling person; or any employees, directors, or officers of such Party, partner, member, owner, controlling person, or successor. No such partner, member, owner, controlling person, successor, employee, director, or officer shall have any liability in such capacity for the obligations of such Party. For the avoidance of doubt, each such partner, member, owner, controlling person, successor, employee, director, and officer is a third party beneficiary of this Agreement.

f.
Other Indemnification and Exculpation Rights. Nothing in this Agreement shall limit any indemnification or exculpation of or by a Party under any other agreement, including any other agreement between the Parties.

g.
Limitations Imposed by Law. Nothing in this Agreement shall exclude or restrict any duty or liability that one Party may have to the other Party under the laws of any jurisdiction or the arrangements for regulating a firm or other person in or under such laws.

h.
No Warranty. Other than as set forth herein, DESIS expressly disclaims all warranties, conditions, or representations (express or implied, oral or written) with respect to the Services rendered by it and to the quality of the performance of such Services, including any and all implied warranties or conditions, whether alleged to arise by law, by reason of custom or usage in the trade, or by course of dealing. DESIS makes no warranty, covenant, or representation concerning the likelihood of profitable business and/or of any business results using the Services rendered by it (or on its behalf). Other than as set forth herein, all Services under this Agreement are rendered "as is" and "with all faults."

5.	Confidentiality.

a.
DESIS agrees to act in good faith to hold confidential, and not to use or disclose except as necessary to perform the Services and for no other purposes whatsoever, all nonpublic documents and information regarding DESRI US furnished to it by DESRI US and/or DESRI US's officers, directors, employees, agents, consultants, or representatives in connection with this Agreement or the Services, including without limitation, information of and regarding DESRI US's partners and customers ("DESRI US Confidential Information"), except in each case where such document or information (i) enters the public domain on or after the Effective Date of this Agreement other than by DESIS in breach of this Agreement; (ii) is developed independently by DESIS; or (iii) is permitted to be disclosed in writing by DESRI US.

b.
Nothing in this Agreement shall limit disclosures (i) requested or required pursuant to law or regulation, government authority, duly authorized subpoena, or court order; or (ii) to the agents, custodians, administrators, brokers, investment advisers, tax advisers, attorneys, accountants, insurers, or auditors of either of the Parties.

c.
A Party shall not have or acquire any rights to the confidential or proprietary information of the other Party hereto except as expressly provided herein. It is understood that the Parties hereto may have performed, and may continue to perform, independent development relating to the confidential or proprietary India information received hereunder. The Parties agree that neither this Agreement nor the receipt of any confidential or proprietary information shall limit either Party's independent development nor will this Agreement or the receipt of confidential information prevent either Party from undertaking similar efforts or discussions with third parties.

6.	Notices.

All notices, requests, claims, demands, and other communications under this Agreement to a Party shall be in writing and shall be deemed to have been duly given upon receipt.

If to DESIS, to:
D. E. Shaw India Private Limited
Plot No. 573, B & C, Road No. 1, Jubilee Hills,
Hyderabad 500 096
Telangana, India
Attention: Chaitanya Gorrepati, Director

If to DESRI US, to:
DESRI Administrative Services, L.L.C.,
c/o D. E. Shaw & Co., L.P.
1166 Avenue of the Americas, 9th Floor,
New York, NY 10036, United States
Attention: General Counsel

Any Party may, by written notice to the other Party, change the address or facsimile number at which notices are to be given to such Party.

7.	Miscellaneous.

a.	Governing Law. This Agreement and its enforcement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts-of-law principles.

b.
Arbitration.  Any action or proceeding arising from or relating to this Agreement must be settled by confidential arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules and judgment on the award rendered thereby may be entered in any court having jurisdiction thereof.  The place of arbitration shall be New York, New York.  The arbitration shall be governed by the laws of the State of New York.  Any Dispute to be decided pursuant to this Section 7(b) shall be decided before a sole independent arbitrator.  The Parties shall agree upon the arbitrator to be appointed within fifteen (15) days of the date of a Party’s receipt of the written request for arbitration.  If the Parties cannot agree to a sole independent arbitrator during such fifteen (15)-day period, then upon written application by either Party, the sole independent arbitrator shall be appointed pursuant to the Commercial Arbitration Rules.  Except as may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both Parties.  Any award rendered by the arbitrators shall be final and binding on the Parties, and judgment upon the award may be entered by any court having jurisdiction over the relevant party or its assets.

c.
WAIVER OF JURY TRIAL.  EACH PARTY (ON BEHALF OF ITSELF AND ITS AFFILIATES) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY SUCH ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND EACH OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 7(c).

d.
Certain Interpretive Rules. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. A reference in this Agreement to an annex or a schedule is a reference to the applicable annex or schedule to this Agreement. Whenever the words "include," "includes," or "including" are used in this Agreement, they will be deemed to be followed by the words "without limitation." Any singular term in this Agreement will be deemed to include the plural, and any plural term the singular. All pronouns and variations thereof in this Agreement will be deemed to refer to the feminine, masculine, or neuter, singular, or plural, as the identity of the person or persons referred to may require. Any person referred to in this Agreement includes any successor to such person. Whenever the words "herein" or "hereunder" are used in this Agreement, they refer to this Agreement as a whole and not to any specific section, annex, or schedule.

e.
Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned by either Party (whether by operation of law or otherwise) without the prior written consent of the other Party, and any purported assignment in violation of this clause will be void; provided that this Section 7(e) shall not limit DESIS's authority to cause other persons to perform its obligations as expressly set forth in Section I(b) above. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective heirs, personal representatives, successors, and permitted assigns.

f.
Amendment. This Agreement (including any annexes and/or schedules hereto) may be amended only by a written instrument executed and delivered by the Parties; provided, that any annex or schedule to this Agreement may be amended by the adoption of a superseding annex or schedule by the Parties (which adoption is reflected in the books and records of the Parties). Any amendment shall be effective as of the date all Parties have executed such amendment or such other effective date as is expressly set forth in such amendment.

g.
Waivers. Any waiver of a provision of this Agreement may be granted only through the execution and delivery of a written instrument expressly granting such waiver by the Party holding the right being waived. Any such waiver shall be effective only in the specific instance and for the purpose given. A failure or delay in exercising any right in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right will not be presumed to preclude any subsequent or further exercise of that right or the exercise of any other right.

h.
Severability. Any term or provision of this Agreement that is deemed by a tribunal duly appointed pursuant to Section 7(b) to be invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement, which shall remain in full force and effect.

i.
Third Party Beneficiaries. Except as expressly set forth in Section 4(d), the Parties agree that there are no third party beneficiaries of this Agreement. For the avoidance of doubt, and notwithstanding anything to the contrary in this Agreement, no DESRI US-ReIated Entity other than DESRI US shall have any right to make any claim against, or enforce any obligation of, DESIS in connection with this Agreement, the Services, and/or the Intangible Property.

j.
Entire Agreement. This Agreement constitutes the entire understanding between the Parties, and supersedes any prior understandings or written or oral agreements between them, respecting the subject matter of this Agreement. For avoidance of doubt, no click through, shrink wrap or similar terms of use shall apply as between the parties, whether entered into before, on, or after the effective date of this Agreement.

k.
Survival. Any amounts incurred or accrued by DESIS in the provision of Services at or before the termination of this Agreement shall remain due and payable by DESRI US notwithstanding such termination.   Sections 4, 5 and 7 shall survive any termination of this Agreement.

l.
Counterparts. This Agreement may be executed and delivered in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, DESIS and DESRI US have caused their duly authorized signatories to execute this Agreement as of the Effective Date.

DESRI Administrative Services, L.L.C.

By:
Name:
Title:

D. E. Shaw India Private Limited

By:
Name:
Title:

SCHEDULE A

This Schedule A is effective as of the Effective Date.

The term of this Schedule A shall commence upon the Effective Date and, unless terminated as set forth in the Agreement, shall end eighteen (18) months after the Effective Date. The term of this Schedule may be renewed for additional one (1) year (or such other mutually agreed upon time frame) at DESRI’s request should DESRI request such renewal for reasons reasonably outside of DESRI’s control.

Category of service to be provided - Services provided by DESIS shall include Information Technology Enabled Services and any other support services as agreed to from time to time by the Parties.

In consideration of DESIS's provision of the Services, DESRI US shall pay to DESIS (i) an amount equal to one hundred twenty percent  (120%) of all costs and expenses incurred by DESIS in connection with the provision of the Services (excluding foreign exchange loss, interest or other  non-operating costs, and income tax), as determined and allocated by DESIS in a manner consistent with past practices or (ii) such other amount(s) as the Parties may agree upon pursuant to Section 2(c).